SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 28, 2005
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                               PARKERVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)



            Florida                        0-22904              59-2971472
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(State or Other Jurisdiction of       (Commission File        (IRS Employer
        Incorporation)                     Number)         Identification No.)



 8493 Baymeadow Way, Jacksonville, Florida                         32256
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  (Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code (904) 737-1367
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01 -- Regulation FD Disclosure

         On September 28, 2005, ParkerVision, Inc. filed amendments to its Form 10-K report for the fiscal year ended December 31, 2004 and to each of its Form 10-Q reports for the fiscal quarters ended March 31, 2005 and June 30, 2005. The Company amended Item 9A and Exhibits 31.1 and 31.2 of its Form 10-K for the fiscal year ended December 31, 2004. The Company also amended Item 4 and Exhibits 31.1 and 31.2 of its Form 10-Q for the fiscal quarter ended March 31, 2005 and Item 4 and Exhibit 31.2 of its Form 10-Q for the fiscal quarter ended June 30, 2005.

         The amendments were filed after a technical compliance review by the Securities and Exchange Commission about specific language to be used to disclose that the company had not had any changes during the periods in its internal control over financial reporting and the certifications relating to the responsibility of officers for establishing and maintaining internal controls over financial reporting.

         Because of the nature of the technical changes in the disclosure and certifications, it is SEC policy that the entire report be re-filed as an amendment.

         There were no changes in the three reports made to any of the other disclosure items, including the financial statements, management's discussion and analysis of financial results, business or risk factors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 28, 2005               PARKERVISION, INC.


                                        By: /s/ Jeffrey L. Parker
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                                            Jeffrey L. Parker
                                            Chief Executive Officer